SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2015

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

912 Bluff Road

Brentwood, TN 37027

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Bankruptcy and Plan of Reorganization

On October 15, 2015, SG Blocks, Inc. (the “Company”) and its subsidiaries SG Building Blocks, Inc. (“SGBB”) and Endaxi Infrastructure Group, Inc. (each a “Subsidiary,” together, the “Subsidiaries” and together with the Company, the “Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors filed a motion with the Bankruptcy Court seeking joint administration of their Chapter 11 cases under the caption In re SG Blocks, Inc. et al., Case No. 15-12790 (such proceeding, the “Bankruptcy Proceeding”). After filing such voluntary petitions the Debtors operated their businesses as “debtors-in-possession” under jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court until the Effective Date (as defined below).

On February 29, 2016, the Debtors filed a Disclosure Statement (the “Disclosure Statement”), attaching a Plan of Reorganization (the “Plan”), along with a motion seeking approval of the Disclosure Statement by the Bankruptcy Court. By order dated April 25, 2016 (the “Order”), the Bankruptcy Court approved the Disclosure Statement, set May 23, 2016 as the hearing date for confirmation of the Plan and fixed related Plan confirmation deadlines. In accordance with the Bankruptcy Court’s Order, the Debtors mailed the relevant materials to all voting parties (as approved by the Bankruptcy Court), including the Company’s shareholders, for solicitation of votes on the Plan. On May 23, 2016, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. A copy of the confirmed Plan is attached as Exhibit A to the Confirmation Order. The Plan became effective on June 30, 2016 (the “Effective Date”).

The Disclosure Statement includes certain exhibits which contain financial projections and other financial data and analyses prepared for purposes of the Chapter 11 cases (the “Disclosure Statement Financial Information”). The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Disclosure Statement Financial Information, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Disclosure Statement Financial Information has not been audited or reviewed by independent accountants. The Disclosure Statement Financial Information contains information different from that required to be included in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such Disclosure Statement Financial Information may not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Disclosure Statement Financial Information should not be viewed as indicative of future results.

A copy of the Confirmation Order, with the Plan attached as Exhibit A, and the Disclosure Statement (with attachments) and the Order approving the Disclosure Statement are attached to this Current Report on Form 8-K as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, and are incorporated herein by reference.

DIP Financing

On October 15, 2015, the Company, as borrower, and its subsidiaries, as guarantors, entered into a Debtor in Possession Credit Agreement (the “DIP Credit Agreement” and the loans thereunder, the “DIP Loan”) with Hillair Capital Investments L.P. (“HCI”), and, as condition to the making of the DIP Loan, the Company and its subsidiaries entered into that Senior Security Agreement (the “Security Agreement” and together with the DIP Credit Agreement and the other documents entered into in connection therewith, the “DIP Facility”), also dated as of October 15, 2015, with Hillair Capital Management LLC (“HCM”) pursuant to which the Company and its subsidiaries granted HCM a first priority security interest in all of their respective assets for the benefit of HCI. The DIP Loan had a maximum principal amount of $600,000, bore interest at a rate of 12% and was due and payable upon the earlier to occur of April 15, 2016 or other dates specified in the DIP Credit Agreement, and required the Company to pay a collateral fee of $25,000. The DIP Facility contained representations, warranties, affirmative and negative covenants and other provisions typical for a debtor-in-possession loan. If the Company failed to make any payment when due, breached any covenant, representation or warranty, or there occurred any other Event of Default (as defined in the DIP Credit Agreement) then at the option of HCI the entire principal and interest owing thereon immediately would become due and owing. The funds advanced under the DIP Facility were used by the Company to fund its operation during the Bankruptcy Proceeding, including payment of professional fees and expenses. As discussed in Item 1.02 of this Current Report on Form 8-K, the DIP Loan was paid in full, and the DIP Facility terminated, on the Effective Date.

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A copy of each of the DIP Credit Agreement and the Security Agreement are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Issuance of Common Stock

On the Effective Date, pursuant to the terms of the Plan, the Company issued unregistered shares of Common Stock (as defined below) as further detailed under “Issuance of Common Stock” in Item 3.02 of this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Issuance of Preferred Stock

On the Effective Date, pursuant to the terms of the Plan, the Company issued unregistered shares of Preferred Stock (as defined below) as further detailed under “Issuance of Preferred Stock” in Item 3.02 of this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Exit Financing

On the Effective Date, and pursuant to the terms of the Plan, the Company entered into a Securities Purchase Agreement, dated June 30, 2016, (the “SPA”), pursuant to which the Company sold for a subscription price of $2.0 million a 12% Original Issue Discount Senior Secured Convertible Debenture to HCI in the principal amount of $2.5 million, with a maturity date of June 30, 2018 (the “Exit Facility”). The Exit Facility is convertible at HCI’s option at any time in whole or in part into shares of Common Stock at a ratio of 1 share for every $1.25 of debt. Upon a payment default, a breach of a representation, warranty or covenant, a Change in Control Transaction, a Fundamental Transaction or any other Event of Default (each as defined in the Exit Facility), at HCI’s election the entire amount of the Exit Facility at the Mandatory Default Amount will become due and, until paid in full, and any outstanding amounts will bear interest at the lesser of 18% or the maximum rate permitted by law. The “Mandatory Default Amount” is the greater of 130% of the outstanding principal amount of the Exit Facility or a formula price reflecting the fair market value of the number of shares of Common Stock of the Company into which the outstanding principal amount of the Exit Facility could be converted, in either case plus all other amounts, costs, expenses and liquidated damages due in respect of the Exit Facility. Pursuant to that certain Subsidiary Guaranty Agreement, effective as of the Effective Date (the “Guarantee Agreement”), by SGBB in favor of HCI, SGBB unconditionally guaranteed (the “Guarantee”) the obligations and indebtedness owed to HCI under the Exit Facility and the Guarantee is secured by a first-priority lien and security interest on all of the Guarantor’s assets. The Exit Facility and SGBB’s obligations under the Guarantee are secured by a first-priority lien and security interest on all of the Company’s and SGBB’s assets pursuant to that certain Security Agreement, dated as of the Effective Date, by and between the Company, SGBB and HCI (the “Security Agreement”). The Exit Facility will be used (i) to make a one hundred percent (100%) distribution for payment of unsecured claims in accordance with the Plan, (ii) to pay all costs of the administration of the Company’s Bankruptcy, (iii) to pay all amounts owed under the DIP Facility and (iv) for general working capital purposes of the Company. This is an original issue discount obligation and accordingly there is no regularly scheduled interest payments. The Company may not prepay any portion of the principal amount of the Exit Facility without the prior written consent of HCI.

Copies of the Exit Facility, the Security Agreement and the Guaranty Agreement are attached to this Current Report on Form 8-K as Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5, respectively, and are incorporated herein by reference.

Board Appointments

Pursuant to the Plan, HCI was entitled to designate three directors to serve on the Company’s Board of Directors (“Board”), and designated Neal Kaufman, Sean McAvoy and Mahesh Shetty. On July 1, 2016, Messers. Kaufman, McAvoy and Shetty were elected to the Board. In addition, on July 1, 2016 Paul Galvin and Christopher Melton were reelected to the Board and Steven Armstrong, J. Bryant Kirkland III, Joseph Tacopina, J. Scott Magrane, Brian Wasserman, Marc Bell and Jennifer Strumingher were either removed or resigned in order to effectuate the Plan. There were no disagreements between any of the members of the Board being removed or resigning and the Company.

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Item 1.02 Termination of a Material Definitive Agreement

On the Effective Date and pursuant to the Plan, each of the following agreements to which the Company was a party were cancelled and the holders, as described under Item 3.02 of this Current Report on Form 8-K, of debt thereunder received one share of the Preferred Stock (defined below) for each dollar owed by the Company thereunder: (i) $162,000 Original Issue Discount Senior Secured Convertible Debenture due November 3, 2015 (the “Bridge Debenture”) issued by the Company to HCI (the “August 2015 Financing”); (ii) Securities Purchase Agreement, dated August 5, 2015, between the Company and HCI (the “2015 Securities Purchase Agreement”); (iii) Subsidiary Guarantee dated August 5, 2015, executed and delivered by the Company’s subsidiaries in favor of HCI (the “2015 Subsidiary Guarantee”); (iv) Security Agreement dated August 5, 2015, executed and delivered by the Company and its subsidiaries in favor of HCI to secure the Company's obligations under the Bridge Indenture (the “2015 Security Agreement”); (v) Securities Exchange Agreement dated April 10, 2014 (the “Exchange Agreement”) with HCI, Frank Casano (“Casano”) and Scott Masterson (“Masterson”) who held certain existing Senior Convertible Debentures (the “Existing Debentures”) Casano and Masterson acquired $1,915,200 Senior Convertible Debentures, with a final maturity date of April 1, 2016 (the “2014 Exchange Debentures”); (vi) Securities Purchase Agreement, dated April 10, 2014, between the Company, HCI, Dillon Hill Capital, LLC (“DHC”), Dillon Hill Investment Company, LLC (“DHIC”), Marc Nuccitelli (“Nuccitelli”), Casano and Masterson (the “2014 Securities Purchase Agreement”); (vii) 8% Original Discount Senior Secured Convertible Debenture(s) due April 1, 2016 dated April 10, 2014, issued by the Company to HCI, DHC, DHIC, Nuccitelli, Casano and Masterson with an aggregate of $2,080,500 in principal amount and for a subscription amount of $1,825,000 (the “2014 New Debentures”); (viii) Subsidiary Guarantee dated April 10, 2014, executed and delivered by SGBB in favor of HCI, DHC, DHIC, Nuccitelli, Casano and Masterson (the “2014 Subsidiary Guarantee”); (ix) Security Agreement dated April 10, 2014, executed and delivered by the Company and SGBB in favor of HCI, DHC, DHIC, Nuccitelli, Casano and Masterson to secure the Company's obligations under the 2014 New Debentures (the “2014 Security Agreement”); and (x) all other documents, instruments, related writings, financing statements, security documents, warrants executed in connection therewith between the Company and/or any of the parties to the foregoing agreements (collectively, with the Bridge Debenture, the August 2015 Financing, the 2015 Securities Purchase Agreement, the 2015 Subsidiary Guarantee, the 2015 Security Agreement, the 2014 Exchange Debentures, the 2014 Securities Purchase Agreement, the 2014 New Debentures, the 2014 Subsidiary Guarantee, and the 2014 Security Agreement, the “Prepetition Loan Documents”).

In addition, on the Effective Date and in accordance with the Plan, the Company’s DIP Financing (as defined above), was repaid in full and the related credit agreement was terminated.

Item 1.03 Bankruptcy or Receivership.

Bankruptcy and Plan of Reorganization

The information described under the heading “Plan of Reorganization” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.03.

Certain Information Regarding Assets and Liabilities

As of May 31, 2016, the total assets and total liabilities of the Company were approximately $853,868 and $7,595,849, respectively. Of the $7,595,849 total liabilities, $5,405,010 were converted into Preferred Stock as described under “Issuance of Preferred Stock” in Item 3.02 of this Current Report on Form 8-K. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

DIP Financing

The information described under the heading “DIP Financing” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Exit Financing

The information described under the heading “Exit Financing” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

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Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions, described in Item 1.03 of this Current Report on Form 8-K, constituted an event of default that accelerated the payments of the Company’s obligations under the Prepetition Loan Documents (as defined above). The Prepetition Loan Documents provided, among other things, that as a result of the Bankruptcy Petitions the principal and interest due thereunder was immediately due and payable. However, efforts to enforce such payment obligations were automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 3.02 Unregistered Sales of Equity Securities

Issuance of Shares

Prior to the Effective Date, the Company was authorized to issue 300,000,000 shares of common stock, par value $0.01 (the “Former Common Stock”) of which approximately 43,017,525 shares were issued and outstanding as of June 29, 2016.

On the Effective Date, all previously issued and outstanding shares of the Former Common Stock were deemed discharged, cancelled and extinguished, and, pursuant to the Plan, the Company issued, in the aggregate, 491,365 shares of common stock, par value $0.01 (the “Common Stock”), to the holders of Former Common Stock, representing 7.5% of the Company’s issued and outstanding Common Stock, after taking into account full exercise of the Management Options (as defined below) and conversion of the Preferred Stock but prior to any conversion of the Exit Facility, as of the Effective Date. The shares of Common Stock were issued pursuant to Section 1145 of the Bankruptcy Code.

Further, under the Plan, upon the Effective Date certain members of the Company’s management were entitled to receive options (“Management Options”) to acquire an aggregate of 10%, or approximately 655,153 shares, of the Company’s Common Stock, on a fully diluted basis, assuming conversion of all of the Preferred Stock but not the Exit Facility. The Company has not yet issued the Management Options, but expects to issue them sometime in the current quarter.

On the Effective Date, the Company was authorized to issue 300,000,000 shares of Common Stock under its Amended and Restated Certificate of Incorporation.

Issuance of Preferred Shares

Prior to the Effective Date, the Company was authorized to issue 5,000,000 shares of preferred stock, par value $0.01 (the “Former Preferred Stock”) none of which was issued and outstanding as of August 8, 2015.

On the Effective Date, pursuant to the terms of the Plan and the Company’s Amended and Restated Certificate of Incorporation, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations of Convertible Preferred Stock (the “Certificate of Designations”), designating 5,405,010 shares of preferred stock, par value $1.00 (the “Preferred Stock”). Under the Certificate of Designations, such Preferred Stock has various rights, privileges and preferences including (i) dividend payments with the Common Stock, (ii) a $1.00 per share liquidation preference and (iii) voting rights on an as converted basis. The Preferred Stock is convertible into Common Stock on a 1:1 basis and, if converted on the Effective Date, would convert into 82.5% of the Common Stock issued and outstanding on the Effective Date, after taking into account shares of Common Stock issued to holders of the Former Common Stock and the exercise of the Management Options but prior to any conversion of the Exit Facility.

HCI, DHC, DHIC, Casano, Masterson and Nuccitelli, in their capacity as prepetition secured lenders (the “Prepetition Lenders”) to the Debtors, received, in the aggregate, 5,405,010 shares of Preferred Stock based on an exchange ratio of 1 share for each $1.00 owed to each such Prepetition Lender. The Preferred Stock was issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Certificate of Designations is qualified in its entirety by reference to the complete text of the Certificate of Designation, which is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Plan, on the Effective Date (i) all outstanding equity interests of the Company that were issued and outstanding prior to the Effective Date were cancelled, (ii) the Company’s certificate of incorporation in effect immediately prior to the Effective Date was amended and restated in its entirety, as described in Item 5.03 below, (iii) the Company’s bylaws in effect immediately prior to the Effective Date were amended and restated in their entirety as described in Item 5.03 below and (iv) the Company issued shares of Common Stock (as defined below) and Preferred Stock (as defined below), as described in Item 3.02 and Item 8.01 of this Current Report on Form 8-K.

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Item 5.01 Changes in Control of the Registrant

As of the Effective Date and in accordance with the Plan, HCI had a fifty-seven percent (57%) interest, on an as converted basis, in the Company as a result of acquiring 3,352,440 shares of Preferred Stock as described under Item 3.02 of this Current Report on Form 8-K. As a result HCI had a majority of the total voting power of the Company as of the Effective Date. Further, pursuant to the Plan, on the Effective Date HCI designated three directors to the Company’s Board. For a listing of the new directors of the Company that are affiliated with HCI, see Item 5.02 and Item 1.01 of this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Appointments

The information described under “Board Appointments” under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Certificate of Incorporation

On the Effective Date and in accordance with the Plan, the Company filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation increases the number of authorized shares of Preferred Stock of the Company to 5,405,010, from 5,000,000 and increases the par value of such Preferred Shares to $1.00 from $0.01.

Further, as discussed under Item 3.02 of this Current Report on Form 8-K, on the Effective Date the Company filed the Certificate of Designations (as defined above) with the Secretary of State of the State of Delaware. The information concerning the Certificate of Designations under “Issuance of Preferred Stock” under Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation and the Certificate of Designations are each qualified in its entirety by reference to the full text of such documents, which are incorporated herein by reference and attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	Order Confirming Debtors’ Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code.

2.2	Disclosure Statement for Joint Chapter 11 Plan of Reorganization for SG Blocks, Inc., SG Building Blocks, Inc. and Endaxi Infrastructure Group, Inc.

2.3	Order of the Bankruptcy Court for the Southern District of New York approving the Disclosure Statement and setting Plan of Reorganization confirmation deadlines

3.1	Amended and Restated Certificate of Incorporation of SG Blocks, Inc.

3.2	Certificate of Designations of Convertible Preferred Stock for SG Blocks, Inc.

4.1

Debtor in Possession Credit Agreement, dated as of October 15, 2015, by and between SG Blocks, Inc., SG Building Blocks, Inc. and Endaxi Infrastructure Group, Inc., as borrowers, and Hillair Capital Investments L.P.

4.2	Senior Security Agreement, dated as of October 15, 2015, by and between the Company, SG Building Blocks, Inc. and Endaxi Infrastructure Group, Inc., as borrowers, and Hillair Capital Management LLC.

4.3	12% Original Issue Discount Senior Secured Convertible Debenture, dated as of June 30, 2016, by and between Hillair Capital Investments, L.P. and SG Blocks, Inc.

4.4	Security Agreement, dated as of June 30, 2016, by and between Hillair Capital Investments, SG Blocks, Inc., and SG Building Blocks, Inc.

4.5	Subsidiary Guaranty Agreement, dated as of June 30, 2016, by and between Hillair Capital Investments, L.P. and SG Building Blocks, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2016

SG Blocks, Inc.

By:	/s/ Brian Wasserman
Brian Wasserman
Chief Financial Officer

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INDEX TO EXHIBITS

Item	Exhibit

2.1	Order Confirming Debtors’ Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code.

2.2	Disclosure Statement for Joint Chapter 11 Plan of Reorganization for SG Blocks, Inc., SG Building Blocks, Inc. and Endaxi Infrastructure Group, Inc.

2.3	Order of the Bankruptcy Court for the Southern District of New York approving the Disclosure Statement and setting Plan of Reorganization confirmation deadlines

3.1	Amended and Restated Certificate of Incorporation of SG Blocks, Inc.

3.2	Certificate of Designations of Convertible Preferred Stock for SG Blocks, Inc.

4.1	Debtor in Possession Credit Agreement, dated as of October 15, 2015, by and between SG Blocks, Inc., SG Building Blocks, Inc. and Endaxi Infrastructure Group, Inc., as borrowers, and Hillair Capital Investments L.P.

4.2	Senior Security Agreement, dated as of October 15, 2015, by and between SG Blocks, Inc., SG Building Blocks, Inc. and Endaxi Infrastructure Group, Inc., as borrowers, and Hillair Capital Management LLC.

4.3	12% Original Issue Discount Senior Secured Convertible Debenture, dated as of June 30, 2016, by and between Hillair Capital Investments, L.P. and SG Blocks, Inc.

4.4	Security Agreement, dated as of June 30, 2016, by and between Hillair Capital Investments, SG Blocks, Inc., and SG Building Blocks, Inc.

4.5	Subsidiary Guaranty Agreement, dated as of June 30, 2016, by and between Hillair Capital Investments, L.P. and SG Building Blocks, Inc.

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